MATINAS BIOPHARMA

Corporate Presentation

May 10, 2023

www.matinasbiopharma.com
NYSE American: MTNB

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the Company's product development, clinical and regulatory timelines, market opportunity, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include words such as "expects," "anticipates," "intends," "plans," "could," "believes," "estimates" and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company's intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the other factors listed under "Risk Factors" in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma's product candidates are all in a development stage and are not available for sale or use.

Matinas Has Developed Two Distinct Platforms for Delivering Therapeutic Cargo

Phosphatidylserine and its Unique Properties Link Both Platforms







	Lipid Nanocrystals™ (LNCs)	Phosphatidylserine Nanoparticles (PS-NPs)
Cargo	• Small molecules • Small Oligos (ASOs/siRNA)	• Large Oligos (mRNA, DNA)
Routes of Administration	• Multiple (including oral)	• Systemic (IM, IP)
Characteristics	• 50-1000 nm • Negative charge	• 100-200 nm • Positive charge
Components	• Phosphatidylserine (PS) • Lipid conjugated small oligo or small molecule • Calcium	• Phosphatidylserine (PS) • Lipoplex (mRNA + cationic lipid) • Neutral lipids
Cellular uptake (in vitro)	• Somatic – Tumor (HeLa, melanoma), HEK • Immune – professional phagocytes, NK cells, T cells	• Somatic – Tumor (HeLa, melanoma), HEK
In vivo delivery / efficacy	• Small molecules – yes (oral) • Small oligos – yes (intranasal; oral TBD)	• Large oligos (mRNA) – yes (IM and IP)
Key Features	• Targeted oral, extrahepatic delivery – PS acts as targeting ligand for professional phagocytes – PS also facilitates delivery to sites of infection, inflammation or tumor • Reduced toxicity, low immunogenicity	• Efficacy comparable to in vitro gold standards • Successful in vivo delivery of mRNA • Stable out to at least 17 weeks at 4 °C • Low cytotoxicity

MATINAS BIOPHARMA

Lipid Nanocrystals (LNCs): A Clinically Validated Intracellular Delivery Platform



Ca^{2+} ions
Phosphatidyl-
serine bilayer
Hydrophobic drug
Phosphatidylserine
Stable, phospholipid-
calcium crystalline
nanocrystals
50-500 nm

Delivery of small molecules and small oligonuceotides

- Successful delivery of small molecules, proteins, nucleic acid polymers (siRNA, ASOs), and vaccines

Extra-hepatic targeting

- Selective uptake driven by phosphatidylserine enables delivery in infection, inflammation, oncology
- Validated Blood-Brain-Barrier penetration (MAT2203)

Oral delivery

- Unique structure protects cargo in GI tract, avoids first-pass hepatic metabolism

Safe & stable

- Deliver high-target tissue concentrations of drug with low plasma levels and no absorption by non-target tissues
- No evidence of immunogenicity or cytotoxicity

Phosphatidylserine Nanoparticles (PS-NPs) : A New Delivery Option for mRNA


Aqueous
Interior
mRNA (-)
Lipid (+)
(-) charged
PS liposomes
(+) charged
cargo-carrying lioplexes
[mixing]
Loss of aqueous interior
[Self-assembly]
PS-NP
Solid Particle

Specific Challenges with mRNA
- Large size
- Complex structure
- Negative charge
- Fragility in biological systems
- Targeting
- Safely delivering to cell interior
- Toxicity, immunogenicity of delivery vehicle
- Stability of loaded delivery platform

Solution

- ➢ Neutralize negative charge with lipoplex
- ➢ Encapsulate lipoplex within PS-containing structure
- ➢ Self-assemble to form anhydrous solid, stable particle

MATINAS BIOPHARMA

Platforms are Clearly Differentiated from LNPs

	LNCs	LNPs	PS-NPs
Cargo	Small molecules Small Oligos	Small oligos Large Oligos	Large Oligos
Routes of Administration	Multiple (including oral)	Systemic	Systemic
Specific Delivery Target(s)	PS-driven Injured/infected tissues Professional Phagocytes Immune cells Tumors	Primarily liver	PS-driven (TBD)
Safety	Limit cargo toxicity Non-immunogenic	Can be cytotoxic Can elicit immune responses Anti-PEG antibodies can limit redosing	Low cytotoxicity in vitro
Manufacture	Simple, scalable Self-assembled	Multiple rounds of microfluidic mixing Nanoprecipitation of lipid particles	Simple, scalable Self-assembled
Stability	Highly stable even at room temperature	Cold chain requirements	mRNA formulations stable for at least 17 weeks at 4 °C
Targeting Ligands?	Possible	Challenging	Possible

MATINAS BIOPHARMA

Phosphatidylserine Enables Cellular Targeting and Facilitates Intracellular Delivery

Targeting

Stressed Cells Externalize PS

Normally, PS is confined to the inner layer (facing cytosol)

With injury, PS moves from the inner layer to the outer layer of the cell membrane



Infection
Inflammation
Injury
Oncogenesis
CELL MEMBRANE
CYTOSOL
CELL MEMBRANE
CYTOSOL

PHOSPHATIDYLSERINE (PS)

With a wide variety of potential target cells

PROFESSIONAL PHAGOCYTES
- Macrophages/ monocytes
- Neutrophils
- Dendritic cells

NON-PROFESSIONAL PHAGOCYTES
- Fibroblasts, epithelial cells, endothelial cells

INJURED/STRESSED CELLS
- Infection
- Inflammation
- Other physiologic stressors

TUMOR CELLS

IMMUNE CELLS
- T-cells
- NK-cells

OTHER ACTIVELY DIVIDING CELLS (including extracelluar pathogens)

Delivery

PS-containing LNCs/PS-NPs potentially deliver their cargo to the interior of cells by both phagocytosis and fusion

PHAGOCYTOSIS

PS on the outer layer of injured cells is an "eat-me" signal enabling recognition and uptake by professional phagocytes. Cargo-carrying LNCs/PS-NPs can be taken up in a similar fashion, with subsequent endosomal escape of cargo.



Phagocytosis of nanocochleate
Macrophage
Nucleus
Endosome
Phosphatidylserine receptors

FUSION

PS on the outer cell membrane is also a precursor for direct membrane-to-membrane fusion and more rapid direct cytosolic delivery by cargo-carrying LNCs/PS-NPs to cells expressing PS on their outer membranes.



Nanocochleates
Nanocochleate
Nucleus
Cell
Cell membrane
Cytoplasm
Drug (e.g., siRNA)
Fusion of nanocochleate with cell membrane

MATINAS BIOPHARMA

Internal and External Pipelines Extend Applications of LNCs and PS-NPs

Program	Indication	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Collaborators
MAT2203 **LNC-Amphotericin B (oral)**	Aspergillus/IFI				Phase 3 Ready		NIH
	Cryptococcal Meningitis				Phase 3 Ready		
PS-NPs – mRNA and Nucleic Acids	Undisclosed						RESILIENCE
LNC-ASO	Undisclosed						Genentech A Member of the Roche Group
LNC-small molecule							
LNC-Fab fragment							
Internal platform programs **(small oligos with LNCs)**	Undisclosed	siRNA, ASOs					

Internal Programs   Joint Programs

MATINAS BIOPHARMA

MAT2203
Oral Amphotericin B

Validating LNC Delivery with Small Molecules



Addressing Emerging Threats From Fungal Infections

The World Health Organization (WHO) released its first fungal priority pathogens list to guide research and development[1]

World Health Organization


WHO fungal priority pathogens list to guide research, development and public health action

1:https://www.who.int/publications/i/item/9789240060241

Matinas is leveraging the safety and efficacy of MAT2203 to meet the needs of both critical and high priority groups identified by WHO

CRITICAL PRIORITY

Cryptococcal meningitis: Phase 2 success and QIDP

Aspergillosis: Preclinical data and QIDP

HIGH PRIORITY

Mucormycosis: Preclinical data

MATINAS BIOPHARMA

MAT2203: A Novel Approach to Developing the Ideal Antifungal Agent

Innate Amphotericin B Characteristics	−	IV Amphotericin B Limitations	+	LNC Improvements
✓ POTENT – broad-spectrum fungicidal		✗ Only available through IV administration		✓ Available systemically and orally (crosses BBB following oral administration)
✓ Minimal drug-drug interactions		✗ Significant toxicity and side effects		✓ Well-tolerated and safe
✓ Low propensity for resistance		✗ High systemic exposure distributed throughout the body		✓ Delivered directly into infected tissues
✓ Active against susceptible and emerging drug-resistant fungal infections		✗ Must be administered in hospital, increasing costs		✓ Cost-effective with potential for significant health economic benefits

MAT2203 is a promising potential therapeutic option
for the treatment of MULTIPLE serious and life-threatening fungal infections

Value Proposition for MAT2203

ORAL ADMINISTRATION
enables earlier release
from hospital or avoidance
of home infusion

+

LACK OF NEPHROTOXICITY
enables longer treatment duration
supported by oral
administration

LIFE CYCLE MANAGEMENT

Cryptococcal Meningitis (CM) (Proof of Concept) → Invasive Fungal Infections (IFIs) *Aspergillosis, candidiasis, mucormycosis, endemic mycoses* → Prophylaxis in Transplant Patients

VALUE →

Overall Development Strategy:
IFIs, supported by PoC in CM, focus on largest unmet medical need, resulting in significant commercial opportunity with streamlined 505(b)(2) development pathway with potential for prophylaxis indication

EnAct : Cohort 2 Results (Validation of Efficacy and Safety)

EnACT Clinical Data VALIDATES the Use of the LNC Platform to Enable Oral Administration and Overcome Toxicity

Exceeded the primary endpoint threshold

- EFA for MAT2203 was 0.42 (95% CI 0.29 to 0.55)

(primary endpoint threshold was 0.20)

All patients completing induction achieved CSF sterility

- 97% for patients receiving MAT2203
- 76% for patients receiving SOC

No breakthrough Infections

- Over 10 weeks, patients showed no breakthrough infections post-MAT2203 treatment

Survival at Day 30

- 98% for patients receiving MAT2203
- 88% for patients receiving IV Ampho (SOC)

MAT2203 was safe and well-tolerated over 6 weeks of treatment

- Repeat dosing showed no renal toxicity or electrolyte abnormalities
- No discontinuations due to AEs nor MAT2203-related SAEs

Cohort 2 and Cohort 4 Key Secondary Efficacy Endpoint: Survival



MAT2203 Cohort 2
MAT2203 Cohort 4[1]
SoC
Survival (%)
100
80
60
40
20
0
98 95 95
98 93 88
95 90 85
90 90 85
90 85 85
Week 2
Primary Endpoint
(Phase 3)
Week 4
Week 6
Week 10
Secondary Endpoint
(Phase 3)
Week 18

n/N= 39/40[2] 38/40 39/41 | 39/40[2] 37/40* 36/41 | 38/40[2] 36/40* 35/41 | 36/40[2] 36/40* 35/41 | 36/40[2] 34/40* 35/41

1. Combined SoC Cohorts 1 through 4.
2. Patient 110554 died on Day 2 while on IV AMB and did not receive a full daily dose on MAT2203.
* Interim data, clinical data collection ongoing
Abbreviations: SoC=standard of care.

MATINAS BIOPHARMA

MAT2203 Cohort 4 Antifungal Activity

Examples of Noteworthy Antifungal Activity in Patients with High Baseline Counts

1 Treatment: Intervention

QCC Result (CFU/mL)	715,000	120,000	2,550	705
VISIT DAY	Screening	Day 4	Day 7	Day 14

2 Treatment: Intervention

QCC Result (CFU/mL)	100,000	42,500	40
VISIT DAY	Screening	Day 8	Day 12

3 Treatment: Intervention

QCC Result (CFU/mL)	330,000	7,400	2,650
VISIT DAY	Screening	Day 8	Day 12

4 Treatment: Intervention

QCC Result (CFU/mL)	915,000	35,000	125
VISIT DAY	Screening	Day 8	Day 12

Phase III Aspergillus/IFI Study – Preliminary Design (Subject to FDA Agreement)

- To assess the efficacy, safety, and tolerability of MAT2203 in patients with Invasive Aspergillosis; Patients will be randomized 2:1 to receive either oral MAT2203 as "step down" treatment after initial treatment with IV AMB (Experimental Arm) or Standard of Care (Comparator Arm)
- Non-randomized experimental arm: patients with serious, life-threatening IFIs with limited treatment options will receive oral MAT2203 as "step down" treatment after initial treatment with IV AMB (or an echinocandin)



INITIAL TREATMENT
ORAL "STEP-DOWN" TREATMENT
Invasive Aspergillosis
N=~171*
Experimental Arm (Randomized)
IV AMB
MAT2203 (1200 mg/day)
Comparator Arm (Randomized)
IV Azole/AMB
Oral Azole / SoC
IFIs with limited treatment options
N=50-100
Experimental Arm (Non-randomized)
IV AMB/ Echinocandin
MAT2203 (1200 mg/day)
0
DAY 2 - 5
>7 DAYS
WEEK 12

IFIs in patients with LIMITED TREATMENT OPTIONS
- Invasive candidiasis, candida cystitis, endemic mycoses including coccidioidomycosis, histoplasmosis, & blastomycosis, & invasive mucormycosis & other rare molds
- Fungal pathogen not susceptible to azoles or
- Risk for toxicity or drug-drug interactions with azoles

PRIMARY ENDPOINT
All-cause mortality at 42 days

SECONDARY ENDPOINTS
- Overall response to treatment
- All-cause mortality at 84 days
- Safety and tolerability
- Pharmacoeconomic impact

*Numbers based on 20% NI margin and 85% power

MATINAS BIOPHARMA

MAT2203 Compassionate Use – Targeted Treatment of IFIs Throughout the Body

Sinus
Mucor nidicola
Pansinusitis

Lung
Aspergillus calidoustus
Pulmonary aspergillosis

Skin
Prototheca wickerhamii
Skin infection

Skin graft
Fusarium species
Wound infection



Brain
Cryptococcus
Meningitis

Brain
[possible *coccidioidomycoses*]
Meningitis

Bladder
Candida krusei
Hemorrhagic cystitis

Bone
Rhodotorula mucilaginosa
Osteomyelitis

MAT2203 Compassionate Use Program

Patient Description	Reason for initiating MAT2203	Date started	Last visit	Comments
Patient #1 (37 y.o. female): • Systemic lupus erythematosus, chronic non-healing ulcer on left foot with underlying osteomyelitis caused by *Rhodotorula mucilanginosa.*	• Patient had extensive surgical debridement and received AmBisome® with some improvement but developed severe electrolyte abnormalities which required hospitalization for monitoring and supplementation	AUG 22	FEB 23	• Patient was at risk for amputation of her foot and unable to walk. • Patient treated with IV L-AMB but developed serious renal toxicity; treatment had to be discontinued. • After initiating treatment with oral MAT2203, renal function improved and remained at baseline throughout treatment • Patient received 6 months of treatment with MAT2203 with complete clinical resolution and regaining full use of foot.
Patient #2 (71 y.o. male): • Chronic immunosuppression, multiple painful skin lesions on the right hand caused by *Prototheca wickerhamii.*	• Patient was treated with voriconazole and posaconazole for several months with inadequate response	OCT 22	APR 23	• Patient reported that skin lesions are much improved with less erythema and minimal if any pain; labs continue to be stable.
Patient #3 (15 y.o. female): • AML, steroid-induced diabetes, with pansinusitis caused by *Mucor nidicola*, probable pulmonary aspergillosis caused by *Aspergillus calidoustus*	• Patient had extensive surgical debridement of the sinuses with some improvement on IV AmBisome, but subsequently developed treatment-limiting renal toxicity.	DEC 22	APR 23	• Patient received 4 months of treatment with MAT2203 with condition improved. • Sinus/brain MRI showed postsurgical changes without evidence of active infection. • Chest CT showed two pulmonary nodules which are decreasing in size, with no new lesions. • Renal function has returned to normal.

MAT2203 Compassionate Use Program

Patient Description	Reason for initiating MAT2203	Date started	Last visit	Comments
Patient #4 (39 y.o. male): • Crohn's disease, s/p colon resection with ileostomy, retroperitoneal abscess caused by azole-resistant Candida glabrata.	• Patient did not tolerate IV Ambisome	DEC 22	JAN 23	• Discontinued MAT2203 treatment after 2 days due to increased ileostomy output
Patient #5 (61 y.o. male): • Recurrent hemorrhagic cystitis due to chronic *C krusei* infection.	• Developed worsening of renal function after treatment with IV amphotericin B	JAN 23	FEB 23	• Complete clinical resolution after only 14 days of treatment with MAT2203, with negative urine culture • Renal function returned to normal
Patient #6 (40 y.o. female): • C5-C6 quadriplegia with 34% TBSA burns and left foot dorsal wound yielding invasive Fusarium species; multiple skin and wound cultures positive for Fusarium.	• Species resistant to voriconazole; Developed worsening of renal function after treatment with IV amphotericin B	APR 23	APR 23	• Patient received 15 days of treatment with MAT2203 • Renal function returned to normal • Skin graft 90% healed • Patient able to be transferred to another facility closer to home
Patient #7 (27 y.o. male): • Recent BMT due to relapsed Hodgkin's; Proven invasive fungal meningitis; possible coccidioidomycosis	• Failed voriconazole treatment; Patient did not tolerate IV Ambisome	May 23		• Expected treatment duration of 6 months

MATINAS BIOPHARMA

Beyond Small Molecules:

Efficient and Safe Delivery of Nucleic Acids Through LNCs and PS-NPs

Internal Pipeline Focus (siRNAs and ASOs)

and

External Collaborations (mRNA)



MATINAS BIOPHARMA

Unlocking the Full Potential of the LNC and PS-NP Platforms

Matinas is working internally and with third parties to broaden its pipeline of LNC and PS-NP-based therapeutics

PROVEN

Oral Formulations of Anti-Infectives

- MAT2203

UNDER EVALUATION

Intracellular Delivery of Nucleic Acids

- siRNA
- mRNA
- ASO
- DNA

FUTURE

Potential Therapeutic Applications

INFECTION
- Anti-infectives
- Antivirals

INFLAMMATION
- Neuro-inflammatory diseases
- Autoimmune diseases
- Acute/chronic Inflammatory diseases

PULMONARY
- Acute/chronic respiratory diseases

IMMUNE RX
- Vaccines
- Immune tolerance

ONCOLOGY
- Hematologic & solid tumor malignancies

FIBROSIS
- Organ fibrosis
- Wound healing

PS-NP mRNA Formulations Remain Biologically Active for at Least 17 Weeks at 4°C


RNA2 17 Week 4° C Stability
Week 0
Week 5
Week 10
Week 17
100
90
80
70
60
50
40
30
20
10
0
Percent of GFP+ Live Cells
500
250
125
62
GFP mRNA (ng)
*Week 10 data for 125 ng group not available


WEEK 0
WEEK 5
WEEK 10
WEEK 17

62ng mRNA | 18 hrs post incubation | HeLa cells

LNP mRNA COVID vaccine stability at 2-8° C	• **Moderna:** up to 30 days[1] • **Pfizer/BNT:** up to 10 weeks[1]
PS-NP stability at 2-8° C	• Up to 17 weeks • Evaluation at later time points ongoing • Particle size and charge remain constant

[1]Package Inserts

MATINAS BIOPHARMA

Successful *In Vivo* Delivery of Firefly Luciferase mRNA with PS-NPs

Average radiance (IP Injection)
In vivo imaging



10⁵
10⁴
10³
10²
p/s/cm²/sr
6hr
24hr
48hr
72hr
Control
PS-NP LUC mRNA

Average radiance (IM Injection)
Ex vivo post-mortem imaging



10⁵
10⁴
10³
10²
p/s/cm²/sr
Control
PS-NP LUC mRNA



6 Hours



24 Hours



48 Hours

National Resilience Collaboration Focused on mRNA and Nucleic Acids

RESILIENCE

Focused on creating the processes and platforms that will allow scientists to make novel therapies quickly, safely, and at scale

Provide manufacturing capabilities in:

- Gene therapy
- Nucleic acids
- Cell therapy

Potential benefits of collaboration

- World-class manufacturing partner
- Leverage experience and know how with LNPs into accelerating PS-NP and potentially LNC maturation
- Access to leading technology companies around the world

MATINAS BIOPHARMA

Rapid Evolution of Platforms Sets Stage for Further Development

Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
	✓ Precise control of LNC particle size	✓ LNC uptake by immune cells *ex-vivo*	✓ LNC uptake by immune cells *in vitro*	Oral delivery of LNC small oligos *in vivo* Delivery of small oligos to immune cells	
BioNTech collaboration focused on oral mRNA delivery for vaccines				Evaluate new partnerships for vaccines	
	✓ Successful *in-vitro* delivery of mRNA	✓ 2 Log improvement in *in vitro* efficacy		Delivery of larger mRNA molecules	
			✓ Demonstration of 17 week stability of PS-NP mRNA at 4ºC	Additional extended stability work	
			✓ *In vivo* delivery with PS-NP mRNA (IM/IP)	Optimization for systemic administration (+ IV)	
				Ex-vivo delivery of large oligos to immune cells	
				Addition of targeting ligands	
				Evaluate partnerships for therapeutic applications	

Expanding LNC and PS-NP Intellectual Property Portfolio

Continuingly increasing our patent suite to increase protection and exclusivity

MAT2203 potentially entitled to **12+ years of exclusivity** (QIDP & ODD status)

Global Platform IP base **protection out to 2037** with 20 patents issued in last 5 years

Recent patent applications **based on formulation work with large nucleic acids**

Strong IP & Regulatory Designations

Experienced Leadership Team

EXECUTIVE TEAM

Jerome D. Jabbour, J.D.
Chief Executive Officer

Thomas Hoover, MBA
Chief Business Officer

Theresa Matkovits, Ph.D.
Chief Development Officer

James Ferguson, M.D.
Chief Medical Officer

Keith Kucinski, CPA, MBA
Chief Financial Officer

Hui Liu, Ph.D., MBA
Chief Technology Officer

BOARD OF DIRECTORS

Eric Ende, MD, MBA
Chairman of the Board

Herbert Conrad
Director

James Scibetta
Director

Kathryn Corzo
Director

Natasha Giordano
Director

Matthew Wikler, MD, MBA
Director

Jerome D. Jabbour, J.D.
CEO

MATINAS BIOPHARMA

Matinas Investment Thesis

Financial Summary

Runway into 2H 2024

$24.9M[1] in Cash, Cash Equivalents and Marketable Securities

[1] as of 03/31/22

Non-Dilutive Financing Options

2023 Milestones & Catalysts

✓	Q2 – FDA Meeting and Feedback on MAT2203 Phase 3 IFI program
	Q3 – *In vitro* data from National Resilience Collaboration
	Q3 – *In vitro* data from internal ASO/siRNA program
	2H – Potential MAT2203 Domestic/Global Partnership
	2H – Potential BARDA/ARPA-H Grant for MAT2203/platform Development
	2H – Potential additional platform collaborations
	Q4 – *In vivo* Data from National Resilience Collaboration
	Q4 – *In vivo* efficacy study data from internal ASO/siRNA program

Solid Value "FLOOR"

MAT2203

- Clinically Validated
- Phase 3-ready asset
- High unmet need

→

Substantial UPSIDE

LNCs and PS-NPs Facilitating Delivery of Small Molecules and Nucleic Acids

And

Establishing Internal and External Pipelines

MATINAS BIOPHARMA